Fair Value Measurements	12 Months Ended
Jan. 31, 2026
Fair Value Measurements
Fair Value Measurements

Note 4 – Fair Value Measurements

ASC Topic 820 “Fair Value Measurements and Disclosures” (Topic 820) defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value, in this context, should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities should include consideration of non-performance risk, including our own credit risk.

Topic 820 establishes a fair value hierarchy which prioritizes the inputs used in the valuation methodologies in measuring fair value into three levels:

●	Level 1—inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.
●	Level 2—inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
●	Level 3—inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

The carrying amounts of the Company’s cash, accounts receivable (net), accounts payable, accrued liabilities and income taxes payable approximate their fair value (a Level 2 measurement) due to their short maturities.

The following table shows the Company’s financial instruments measured at fair value on a recurring basis as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Equity derivative contracts	—	9,763	—	9,763

Liabilities:
Contingent consideration	—	—	10,761	10,761

The following table shows the Company’s financial instruments measured at fair value on a recurring basis as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Equity derivative contracts	—	26,372	—	26,372

Liabilities:
Contingent consideration	—	—	8,674	8,674

The Company enters into equity derivative contracts including floating-rate equity forwards to substantially offset the potential fluctuations of certain future share-based compensation expenses. The equity derivative contracts are not designated as hedge instruments and the Company does not hold derivatives for speculative purposes. As at January 31, 2026, we had equity derivatives for 301,043 Descartes common shares with a weighted average purchase price of $42.24.

The fair value of equity contract derivatives is determined utilizing a valuation model based on the quoted market value of our common shares at the balance sheet date (Level 2 fair value inputs). The fair value of equity contract derivatives is recorded as other current assets and gains and losses are recorded in general and administrative expenses in the consolidated financial statements. For the years ended January 31, 2026, 2025 and 2024, we recognized a loss (recovery) in general and administrative expenses of $15.0 million, ($11.8) million and ($4.6) million, respectively.

Estimates of the fair value of contingent consideration are performed by the Company on a quarterly basis. Key unobservable inputs include revenue growth rates and the discount rates applied (10% to 16%). The estimated fair value increases as the annual revenue growth rate increases and as the discount rate decreases and vice versa. The following table presents the changes in the fair value measurements of the contingent consideration in Level 3 of the fair value hierarchy:

Level 3
Balance at January 31, 2024	35,146
Increase from acquisitions	7,043
Cash payments	(34,210)
Charges through profit or loss	707
Effect of movements in foreign exchange and other	(12)
Balance at January 31, 2025	8,674
Increase from acquisitions	3,597
Cash payments	(1,731)
Charges through profit or loss	218
Effect of movements in foreign exchange and other	3
Balance at January 31, 2026	10,761

Contingent consideration paid in 2026 totaled $1.7 million, of which $1.7 million related to the portion of the earn-out arrangements accrued for at the time of acquisition and the nominal remainder was paid out of cash flow from operating activities. Contingent consideration paid in 2025 totaled $34.2 million, of which $9.2 million related to the portion of the earn-out arrangements accrued for at the time of acquisition and the remainder of $25.0 million was paid out of cash flow from operating activities.